United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

January 29, 2025

Date of Report (Date of earliest event reported)

Stellar V Capital Corp.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-42496	86-2887484
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

230 Park Avenue, Suite 1540 New York, NY	10169
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 661-7566

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	SVCC	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	SVCCW	The Nasdaq Stock Market LLC
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	SVCCU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On January 31, 2025, Stellar V Capital Corp. (the “Company”) consummated its initial public offering (“IPO”), which consisted of 15,00,000 units (the “Units”). The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $150,000,000. Each Unit consists of one Class A ordinary share, par value $0.0001 per share (the “Class A Ordinary Shares”), of the Company, and one-half of one redeemable warrant (each, a “Warrant”) of the Company, with each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the registration statement on Form S-1 (File No. 333-283612) for the IPO, which was originally filed with the U.S. Securities and Exchange Commission on December 4, 2024 (as amended, the “Registration Statement”):

●	An Underwriting Agreement, dated January 29, 2025, by and between the Company and BTIG, LLC, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	A Warrant Agreement, dated January 29, 2025, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

●	A Letter Agreement, dated January 29, 2025, by and between the Company and each of Stellar V Sponsor LLC (the “Sponsor”), the officers and directors of the Company, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	An Investment Management Trust Agreement, dated January 29, 2025, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	A Registration Rights Agreement, dated January 29, 2025, by and among the Company and certain security holders, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	A Private Placement Units Purchase Agreement, dated January 29, 2025 (the “Sponsor Private Placement Units Purchase Agreement”), by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

●	A Private Placement Units Purchase Agreement, dated January 29, 2025 (the “BTIG Private Placement Units Purchase Agreement” and, together with the Sponsor Private Placement Units Purchase Agreement, the “Private Placement Units Purchase Agreements”), by and between the Company and BTIG, LLC, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

●	An Administrative Services Agreement, dated January 29, 2025, by and between the Company, the Sponsor and an affiliate of the Sponsor, a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

●	Indemnity Agreement, dated January 29, 2025, by and among the Company and each Director and executive officer of the Company, a copy of form of which is attached as Exhibit 10.7 hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Private Placement Units Purchase Agreements, the Company completed the private placement of an aggregate of 555,000 units (the “Private Placement Units”) to the Sponsor and BTIG, LLC, the representative of the underwriters, at $10.00 per Unit, each Unit consisting of one Class A Ordinary Share and one-half of one redeemable Warrant, each whole Warrant exercisable to purchase one Class A Ordinary Share of the Company. Of those 555,000 Private Placement Units, the Sponsor purchased 365,000 Private Placement Units and BTIG, LLC purchased 190,000 Private Placement Units.

The Private Placement Units are identical to the Units sold in the IPO, except that the Private Units are subject to transfer restrictions. The Sponsor and BTIG, LLC were granted certain demand and piggyback registration rights in connection with the purchase of the Private Placement Units.

The Private Placement Units were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as the transactions did not involve a public offering.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 29, 2025, in connection with the IPO, Nicolas Bornozis, Christopher Thomas, and Harry Braunstein (the “New Directors” and, collectively with Prokopios (Akis) Tsirigakis and George Syllantavos, the “Directors”) were appointed to the board of directors of the Company (the “Board”). Effective January 29, 2025, each of Nicolas Bornozis, Christopher Thomas, and Harry Braunstein was appointed to the Board’s Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. Christopher Thomas, Nicolas Bornozis and Harry Braunstein are the chairs of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee, respectively.

The Board is comprised of the following three classes: the first class of directors, Class I, consists of Christopher Thomas, and will expire at the Company’s first annual meeting of shareholders after the IPO; the second class of directors, Class II, consists of Harry Braunstein and Nicolas Bornozis, and will expire at the Company’s second annual meeting of shareholders after the IPO; and the third class of directors, Class III, consists of Georgios Syllantavos and Prokopios (Akis) Tsirigakis, and will expire at the Company’s third annual meeting of shareholders after the IPO.

In connection with such appointments, the Company entered into indemnity agreements with each of the Directors and Anastasios (Tassos) Chrysostomidis, its Vice President of Business Development, that require the Company to indemnify each of them to the fullest extent permitted by applicable law and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. The foregoing summary of the indemnity agreements does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the form of indemnity agreement, which is filed as Exhibits 10.7 to this Current Report on Form 8-K and incorporated in this Item 5.02 by reference.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On January 29, 2025, in connection with the IPO, the Company filed its amended and restated memorandum and articles of association (the “Amended and Restated Memorandum and Articles of Association”) with the Cayman Islands Registrar of Companies, which was effective on January 29, 2025. The terms of the Amended and Restated Memorandum and Articles of Association are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended and Restated Memorandum and Articles of Association is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $151,050,000, comprised of the proceeds from the IPO and the sale of the Private Placement Units (which amount includes $5,250,000 of the underwriter’s deferred discount), was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its income taxes, if any, or to pay for any Hart-Scott-Rodino filing fees and for winding up and dissolution expenses, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of the Company’s public shares if it is unable to complete our initial business combination within 21 months, subject to applicable law, or (iii) the redemption of the Company’s public shares properly submitted in connection with a shareholder vote to amend the Company’s amended and restated memorandum and articles of association (A) to modify the substance or timing of the Company’s obligation to allow redemption in connection with its initial business combination or to redeem 100% of its public shares if the Company has not consummated an initial business combination within 21 months or (B) with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity.

On January 29, 2025, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On January 31, 2025, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description

1.1	Underwriting Agreement, dated January 29, 2025, by and between the Company and BTIG, LLC, as representative of the several underwriters.

3.1	Amended and Restated Memorandum and Articles of Association of the Company.

4.1	Warrant Agreement, dated January 29, 2025, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Letter Agreement, dated January 29, 2025, among the Company, its directors and officers, and the Sponsor.

10.2	Investment Management Trust Agreement, January 29, 2025, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.3	Registration Rights Agreement, dated January 29, 2025, by and among the Company and certain security holders.

10.4	Sponsor Private Placement Units Purchase Agreement, dated January 29, 2025, by and between the Company and the Sponsor.

10.5	BTIG Private Placement Units Purchase Agreement, dated January 29, 2025, by and between the Company and BTIG.

10.6	Administrative Services Agreement, dated January 29, 2025, by and between the Company, the Sponsor and an affiliate of the Sponsor.

10.7	Form of Indemnity Agreement.

99.1	Press Release, dated January 29, 2025.

99.2	Press Release, dated January 31, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 4, 2025

Stellar V Capital Corp.

By:	/s/ Prokopios (Akis) Tsirigakis
Name:	Prokopios (Akis) Tsirigakis
Title:	Co-Chief Executive Officer

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